EXHIBIT 10.8.2

KEMPHARM, INC.

COMMON STOCK PURCHASE WARRANT

Upon and subject to the terms, conditions and limitations stated in this Common Stock Purchase Warrant (this “Warrant”), KemPharm, Inc., a Delaware corporation, (the “Company”) hereby grants to the registered holder listed below, warrants to purchase up to an aggregate of the number of shares of the Company’s Common Stock set forth below at the exercise price per share set forth below.

WARRANT NO:	W-C

REGISTERED HOLDER:

NO. OF SHARES:

EXERCISE PRICE:

ISSUANCE DATE:	December 31, 2014

EXERCISABLE ON OR BEFORE the earlier of                                  or the second anniversary of an initial underwritten public offering of the Company’s Common Stock that results in the mandatory conversion or reclassification, as applicable, of the Company’s Series A Convertible Preferred Stock into Common Stock.

KemPharm, Inc.

By:	/s/ Travis Mickle
Travis Mickle, President

1.

THIS WARRANT AND THE SECURITIES THAT MAY BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATUTES UNLESS PRIOR TO ANY SALE, TRANSFER, OR PLEDGE, THE ISSUER RECEIVES AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO IT, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND THE STATUTES AND RULES PROMULGATED THEREUNDER.

Dated:	W-C

COMMON STOCK PURCHASE WARRANT

OF

KEMPHARM, INC.

KemPharm, Inc., a Delaware corporation (the “Company”), hereby agrees that, for value,             , or his, her or its assigns, is entitled, subject to the terms set forth herein, to purchase from the Company              shares of Common Stock, subject to adjustment in the number of such shares as set forth herein, at any time or from time to time after the date hereof, and before 5:00 p.m., Coralville, Iowa time, on the earlier of (a)                                  or (b) the second anniversary of an initial underwritten public offering of Common Stock that results in the mandatory conversion or reclassification, as applicable, of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Stock”) into Common Stock.

1.	DEFINITIONS. The following terms when used in this Warrant will have the following meanings:

“Act” shall mean the United States Securities Act of 1933, as amended.

“Affiliate” shall mean (a) any person or entity directly or indirectly controlling, controlled by or under common control with another person or entity; (b) any person or entity owning or controlling 10% or more of the outstanding voting securities of such other person or entity; (c) any partner, officer, director, employee or shareholder of such entity or any parent, spouse, child, brother, sister or other relative with a relationship (by blood, marriage or adoption) not more remote than first cousin of any of the foregoing; or (d) any liquidating trust, trustee or other similar person or entity for any such person or entity.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the authorized Common Stock of the Company and shall include any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

“Exercise Price” shall have the meaning given in Section 2(a) below.

2.

“Holder” is the registered holder of this Warrant.

“Registrable Securities” shall mean the shares of Common Stock issuable or issued under this Warrant, and any Common Stock issued in respect of any shares of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization, in either case held by a Holder. means any and all (i) shares of Common Stock held by the Holder and (ii) any Common Stock issuable or issued or distributed in respect of any of this Warrant. Registrable Securities shall cease to be Registrable Securities when and to the extent that they (i) shall have been transferred by Holders pursuant to an effective Registration Statement; (ii) shall have ceased to be outstanding; or (iii) may be sold pursuant to Rule 144 under the Securities Act during any ninety (90) day period.

“Registration” means (i) 90 days after any public offering of the Company’s securities pursuant to an effective Registration Statement or (ii) immediately upon the Company becoming subject to, or filing a Registration Statement under, Section 12 of the Securities Exchange Act of 1934, as amended.

“Registration Statement” shall mean a registration statement filed under the Act or Section 12 of the Securities Exchange Act of 1934, as amended.

“Securities” are all or any part of the Common Stock purchased by the Holder or purchasable by the Holder upon the exercise of the Warrant.

“Warrant” shall mean the Common Stock Purchase Warrant evidenced by this document.

2.	WARRANT PRICE/METHOD OF EXERCISE/NET EXERCISE.

(a) Warrant Price. The per share price at which this Warrant may be exercised is $             per share. The exercise price established pursuant to the preceding sentence shall be adjusted from time to time pursuant to Section 4 hereof (the “Exercise Price”).

(b) Cash Exercise. The purchase rights exercisable under this Warrant shall be exercised by the Holder from time-to-time by surrendering this Warrant with the Common Stock Purchase Warrant Exercise Form attached hereto (the “Warrant Exercise Form”) duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or cashier’s check payable to the order of the Company, of the purchase price payable in respect of the Common Stock being purchased, and accompanied by any other document reasonably required by the Company to be executed by Holder acknowledging the applicable restrictions on the transfer of the Common Stock being purchased as set forth in Section 6 hereof.

(c) Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company (the “Net Exercise”), with the net issue election initialed in the Warrant Exercise Form duly executed, at the office of the Company. Thereupon, the Company will issue to the Holder such number of fully paid and nonassessable shares of Common Stock of the Company as is computed using the following formula:

3.

X=	Y(A-B)
A

where	X=	the number of shares to be issued to the Holder pursuant to this Section 2(c).

	Y=	the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 2(c).

	A=	the fair market value of one share of Common Stock, determined as follows:

(i)	If the Common Stock is listed on a recognized securities exchange in the United States, Canada or the UK, or admitted to unlisted trading privileges on such exchange, the fair market value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of the exercise of this Warrant or if no sale is made on such day, the average closing bid and asked prices for such day on such exchange or market; or

(ii)	If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded on a recognized trading system that provides closing bid and asked prices for securities, the fair market value shall be the average of the closing bid and asked prices for such day on such market; or

(iii)	If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the fair market value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

B=	the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 2(c).

The Board will promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

(d) Mechanics of Exercise. Upon Holder’s election to exercise this Warrant, Holder shall deliver (i) the Warrant Exercise Form, (ii) a subscription agreement relating to the Securities in a form reasonably requested by the Company; and (iii) any other documents reasonably requested by Company for the lawful issuance of the Securities to Holder.

The shares acquired upon exercise of this Warrant shall be deemed to be issued as of the close of business on the date on which this Warrant is exercised. If less than all of the Common Stock purchasable under this Warrant is purchased, the Company will, upon such exercise, execute and deliver to the Holder a new warrant (dated the date thereof) evidencing the right to

4.

purchase the number of shares of the Common Stock not so purchased, or in the case of Net Exercise, the number of shares not included in “Y” above. As soon as practical after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the Holder, or as such Holder may direct, a certificate or certificates representing the shares purchased, provided that if such shares of Common Stock are uncertificated the Company shall issue and deliver to the Holder a notice of issuance of uncertificated shares and may, upon written request, issue and deliver a certificate for the number of full shares of Common Stock issuable upon such exercise in accordance with the provisions hereof, and provided, further that if any law or regulation requires the Company to take any action with respect to the Common Stock to be purchased before the issuance thereof, then the date of delivery of such shares of Common Stock shall be extended for the period necessary to take such action. The Company may require that such certificate or certificates or book entry evidencing such uncertificated shares bear a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATUTES UNLESS PRIOR TO ANY SALE, TRANSFER, OR PLEDGE, THE ISSUER RECEIVES AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO IT, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND STATUTES AND THE RULES PROMULGATED THEREUNDER.”

3.      TRANSFERABILITY. The rights and obligations of Holder hereunder are assignable with respect to all or any portion of the shares of Common Stock purchasable hereunder. Notwithstanding the foregoing, no right or obligation under this Warrant is assignable unless the Company has received an opinion of counsel satisfactory in form and substance to counsel for the Company that such transaction will not violate the registration requirements of the Act or any applicable state law governing the sale of securities. Upon such assignment, and written notice thereof satisfactory in form and substance to the Company, the Company will prepare and deliver to the assignor and assignee a new warrant covering the warrants to purchase shares of Common Stock assigned and retained, under substantially the same terms and conditions as this Warrant, with the name of Holder substituted with the name of the assignee with respect to assigned warrants to purchase shares of Common Stock.

4.	ADJUSTMENT OF PURCHASE PRICE; REORGANIZATION.

(a)    The number of shares for which this Warrant is exercisable shall be adjusted from time to time in the event the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, (iii) combine or reclassify the shares of its outstanding Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of its capital stock. In each such case the number of shares for which this Warrant may be exercised in effect immediately prior thereto shall be proportionately adjusted so that the Holder of this Warrant shall be entitled to receive, the number and kind of shares of

5.

capital stock of the Company which the Holder would have owned or have been entitled to receive after the happening of such event had the Holder held the number of shares of Common Stock which were purchasable upon the exercise of the Warrant immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action). An adjustment pursuant to this paragraph shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b)    Except for issuances of Common Stock specifically listed below, the Exercise Price shall be adjusted from time to time if the Company shall issue any additional shares of Common Stock (including securities convertible into or warrants exercisable for Common Stock) without consideration or for consideration per share (or conversion price or exercise price per share) less than the Exercise Price then in effect. In such event, the Exercise Price shall be adjusted to a price equal to the price paid per share for the additional Common Stock (or conversion price or exercise price per share) issued and the number of shares subject to this Warrant shall be proportionately adjusted. The Exercise Price shall not be adjusted in the event of (i) the issuance of Common Stock to officers, directors, employees, agents or consultants of the Company pursuant to any stock options or warrants which are issued and outstanding on the date of this Warrant, or (ii) the issuance of stock options or other equity incentives to employees, directors or consultants pursuant to a plan approved by the Board of Directors, with an exercise or conversion price at least equal to what the Board of Directors determines in good faith to be the fair market value of the Common Stock as of the date of the grant of the option or equity incentive. Such adjustment shall be made successively whenever any event listed above shall occur.

(c)    In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in paragraph (a) above) or subscription rights or warrants (excluding those referred to in paragraph (b) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current fair market value per share of Common Stock (as determined by the Company’s Board of Directors), less the fair market value (as determined by the Company’s Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current fair market value per share of Common Stock (as determined by the Company’s Board of Directors). Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

(d)    For purposes of any computation respecting consideration received pursuant to paragraphs (a) - (c) above, the following shall apply:

(1)    in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

6.

(2)    in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

(3)    in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this paragraph (d).

(e)    Whenever the number of shares for which this Warrant is exercisable or the Exercise Price is adjusted, the Company shall give notice by mail to the Holder of this Warrant, setting forth the adjustment and the new number of shares or the new Exercise Price. Notwithstanding the foregoing notice provisions, failure by the Company to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Company.

(f)    No fractional shares of Common Stock are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company.

5.      RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall provide at least fifteen (15) days prior written notice of such contemplated action so that the Holder shall have a chance to exercise this Warrant in whole or part prior to consummation of such contemplated action. In the event that Holder does not exercise this Warrant with respect to all of the shares of Common Stock purchasable hereunder, then as part of any transaction contemplated by the Company described in this Section 5, the Company or acquiring or merging party shall pay to the Holder an amount of cash equal to the per share consideration receivable in such transaction for each share of Common Stock of the Company, less the Exercise Price per share, multiplied times the number of unexercised shares of Common Stock purchasable under this Warrant. Upon receipt of such payment by the Holder, this Warrant shall terminate.

6.      RESTRICTION ON DISPOSITION. Neither this Warrant nor the shares of Common Stock issuable upon exercise of this Warrant has been registered under the Act or any applicable state securities law. The Warrant is issued to the Holder on the condition that the Warrant and any

7.

Common Stock purchased upon exercise of the Warrant (excepting Common Stock for which a Notification under Regulation A or a Registration Statement has been filed and declared effective and for which such exercise may be effected pursuant to registration or an exemption from registration under any applicable state securities law) are or will be purchased for investment purposes and not with an intent to distribute the same. All shares of Common Stock acquired by Holder upon exercise of this Warrant shall be subject to the restrictions on sale, encumbrance and other disposition imposed by applicable state and federal laws or regulations regarding the registration or qualification of such acquisition of shares of Common Stock, and may not be sold or otherwise disposed of unless the Company has received an opinion of counsel satisfactory in form and substance to counsel for the Company that such transaction will not violate the registration requirements of the Act or any applicable state law regulating the sale of securities.

7.      CERTAIN EVENTS. The Company shall mail to the registered Holder of the Warrant, at his, her or its last post office address appearing on the books of the Company, not less than fifteen (15) days prior to the date on which (i) a record will be taken for the purpose of determining the holders of Common Stock entitled to dividends (other than cash dividends) or subscription rights, or (ii) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purposes of determining the holders of Common Stock entitled to notice of and to vote at a meeting of stockholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company’s assets shall be considered and acted upon. Notwithstanding such notice requirements, until exercise of the Warrant, no Holder shall be deemed a shareholder of the Company with respect to shares of Common Stock underlying this Warrant.

8.      NOTICES. Any notice required to be given in writing shall be deemed duly served when personally received by Holder or Company or, in lieu of such personal service, when deposited in the United States mail, postage prepaid, and addressed as follows:

If to Company:	KemPharm, Inc.
2656 Crosspark Rd., Suite 100
Coralville, IA 52241
Attn.: President
Fax No.: 319-665-2577
If to Holder:

9.      RESERVATION OF COMMON STOCK. A number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth shall at all times be reserved by the Company for the exercise thereof.

10.    PIGGY-BACK REGISTRATION RIGHTS.

(a)    At any time and from time-to-time after a Registration during the term of this Warrant and after the exercise of the Warrant for so long as the Holder holds Common Stock, if the Company proposes to file on its behalf and/or on behalf of any of its stockholders a

8.

Registration Statement under the Act on any form for the registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security of the Company, the Company shall give written notice (“Piggy-Back Notice”) to the Holder as promptly as practicable, but in no event less than thirty (30) business days prior to the anticipated filing thereof, specifying (x) the approximate date on which the Company proposes to file such Registration Statement, (y) the estimated offering price of the securities and the intended method of distribution in connection therewith, and (z) advising the Holder of its right, subject to the provisions of this Agreement, to have Registrable Securities then held included among the securities to be covered by such Registration Statement (“Piggy-Back Rights”).

(b)    Subject to paragraph (c) below, in the event that the Holder elects to sell in the registered offering Registrable Securities representing not less than the lesser of (a) $5,000,000 calculated at the estimated public offering price set forth in the Piggy-Back Notice or (b) 100% of the Holder’s Registrable Securities, the Company shall include in the Registration Statement the Registrable Securities identified by the Holder in a written request (a “Piggy-Back Request”) given to the Company not later than fifteen (15) business days prior to the proposed filing date of the Registration Statement. The Registrable Securities identified in a Piggy-Back Request shall be included in the Registration Statement on the same terms and conditions as the other securities included in the Registration Statement.

(c)    Notwithstanding the Holder’s requirements in paragraph (b) above to request registration of a minimum number of shares of Registrable Securities, if the lead managing underwriter(s) selected for an underwritten offering for which Piggy-Back Rights are requested shall advise in writing that marketing or other factors require a limitation on the number of shares of securities which can be sold in such offering within a price range acceptable to the Company, then, (i) such underwriters shall provide written notice thereof to the Holder and (ii) there shall be included in the offering, (A) first, the Common Stock proposed to be registered by the Company, (B) second, pro rata the Registrable Securities required to be included in such Registration Statement by the Holder and any other shares of Common Stock for the account of persons other than the Holder required to be so registered, and (C) third, the shares of the Company’s convertible preferred stock required to be included in such Registration Statement by their holders.

(d)    Notwithstanding anything in this Warrant to the contrary, the Holder shall not have Piggy-Back Rights with respect to, and the Company shall not be obligated to include any of the Holder’s Registrable Securities in a Registration Statement (i) on Form S-4 or any successor forms for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or (ii) filed in connection with an offering of securities solely for the benefit of employees of the Company pursuant to any employee benefit plan.

(e)    All registration expenses incurred in connection with registrations pursuant to this Section 10 shall be borne by the Company. Notwithstanding the foregoing, the Holder shall be responsible for any underwriting discounts and selling commissions applicable to the sale of his, her or its Registrable Securities.

(f)    This Section 10 shall survive any termination of this Warrant.

9.

11.    MISCELLANEOUS. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the Holder against dilution.

The representations, warranties and agreements herein contained shall survive the exercise of this Warrant.

All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and nonassessable.

12.    BINDING EFFECT. This Warrant shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. If possible, this Warrant shall be construed along with and in addition to any other agreement which the Company and Holder may enter into, but any provisions in this Warrant which contradict any provision of any other such agreement shall take precedence and be binding over such other provision.

13.    AMENDMENT. This Warrant may be amended or waived at any time by agreement of the Company and the Holder.

14.    GOVERNING LAW. This Warrant will be governed by and construed under the laws of the State of Delaware without regard to conflicts of laws principles that would require the application of any other law.

[Signature Page Follows]

10.

IN WITNESS WHEREOF, this Warrant has been duly executed and issued by KemPharm, Inc., as of the date set forth above.

COMPANY:

KemPharm, Inc.

By:	/s/ Travis Mickle
Travis Mickle, Ph.D.
President and Chief Executive Officer

SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT

COMMON STOCK PURCHASE WARRANT

ASSIGNMENT FORM

(TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)

For value received, the undersigned hereby sells, assigns or transfers unto                                         , whose address is                                          and social security or tax identification number is                                         , the right represented by that certain Common Stock Purchase Warrant No. WC-         (the “Warrant”) to purchase                                          of the shares of common stock of KemPharm, Inc., or as the shares of common stock are adjusted from time to time pursuant to the Warrant, to which the Warrant relates, and appoints                                          attorney to transfer said right on the books of KemPharm, Inc., with full power of substitution in the premises.

Dated:                     ,

(Signature must conform in all
respects to the name of holder of
the warrant)

(Address)

(City - State - Zip)

In the presence of:

COMMON STOCK PURCHASE WARRANT

EXERCISE FORM

(TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)

TO KEMPHARM, INC.:

The undersigned, the holder of that certain Common Stock Purchase Warrant No. WC-         (the “Warrant”), hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder                                         * shares of the common stock of KemPharm, Inc., and [herewith makes payment of $                                         therefore] or [elects to purchase the shares by Net Exercise, as defined in the Warrant] (strike inapplicable clause), and requests that the certificates for such shares be issued in the name of                                                              , and be delivered to                                                              , whose address is                                                                                   and social security or tax identification number is                                         . The undersigned hereby represents and warrants that, if the undersigned has hereby made a cash exercise of the Warrant, the undersigned is an “accredited investor” as such term is defined in Rule 501 under the Securities Act of 1933, as amended.

Dated:                     ,

(Signature must conform in all respects to the name of holder as specified on the face of the warrant)

(Address)

(City - State - Zip)

Signature Guaranteed:

*	Insert here all or such portion of the number of shares called for on the face of the within Warrant with respect to which the holder desires to exercise the purchase right represented thereby, without adjustment for any other or additional stock, other securities, property or cash which may be deliverable on such exercise.

Schedule of Warrantholders to Form of Common Stock Purchase Warrant

Issued by KemPharm, Inc., a Delaware corporation

Warrant No.	Name of Registered Holder	Number of Shares	Exercise Price Per Share	Expiration Date (Earlier of date listed below or the second anniversary of an IPO)

WC-127	Allen H. Schaper Trustee for the Allen H. Schaper Revocable Trust	3,694	$0.62	6/16/2016

WC-128	Alleyn V. & Darlagene D. Luzum Trustees for the Alleyn V. Luzum & Darlagene D. Luzum Revocable Trust	1,847	$0.62	6/16/2016

WC-129	Anderson AA, LP	1,847	$0.62	6/16/2016

WC-130	Arlen Dykhuis	25,855	$0.62	6/16/2016

WC-131	Bill G. Wells Trustee for the Bill G. Wells Revocable Trust and Anita J. Wells Trustee for the Anita J. Wells Revocable Trust TIC	3,694	$0.62	6/16/2016

WC-132	Bonnie L. De Jong Trustee for the Bonnie L. De Jong Revocable Trust	6,156	$0.62	6/16/2016

WC-133	Bradley J. Van Weelden	1,847	$0.62	6/16/2016

WC-134	Brett Agnew	22,162	$0.62	6/16/2016

WC-135	Bruce A. Whipple and Patty B. Whipple, JTWROS	1,847	$0.62	6/16/2016

WC-136	Charles J. & Lue Ann D. Bruggemann Trustees for the Charles J. & Lue Ann D. Bruggemann Revocable Living Trust	1,847	$0.62	6/16/2016

WC-137	Conrad L. & Rosemary Jungmann Trustees for the Conrad L. & Rosemary Jungmann Revocable Trust	1,847	$0.62	6/16/2016

WC-138	Craig I. Struve and Christine E. Struve Trustees (and their successors) of the C & C Struve Revocable Trust U/T/A dated October 13, 2006	1,847	$0.62	6/16/2016

WC-139	Daniel R. Thomas Trustee for the Daniel R. Thomas Revocable Trust	1,847	$0.62	6/16/2016

WC-140	Darrell D. & Marilyn J. Vore Trustees for the Darrell & Marilyn Vore Revocable Trust	1,847	$0.62	6/16/2016

WC-141	Darrell Spaulding Trustee for the Darrell Spaulding Revocable Trust	1,847	$0.62	6/16/2016

14.

WC-142	David M. & Elizabeth Jane Fenton Trustees for the David M. & Elizabeth Jane Fenton Family Trust	1,847	$0.62	6/16/2016

WC-143	David P. Brown and Allison L. Brown, JTWROS	1,847	$0.62	6/16/2016

WC-144	Deborah E. Hansen Trustee for the Deborah E. Hansen Revocable Trust	1,847	$0.62	6/16/2016

WC-145	Don Jerry Cahail Trustee for the Don Jerry Cahail Revocable Trust	1,847	$0.62	6/16/2016

WC-146	Donald E. Carr and Mary C. Carr, JTWROS	1,847	$0.62	6/16/2016

WC-147	Donald G. DeWaay, Jr.	3,694	$0.62	6/16/2016

WC-148	Donald G. DeWaay, Jr.	107,981	$0.62	6/16/2016

WC-149	Donald G. DeWaay, Jr.	143,640	$0.62	7/15/2016

WC-150	Donald G. DeWaay, Jr.	50,129	$0.62	9/8/2016

WC-151	Donna Morrison Trustee for the Donna Morrison Revocable Trust dated September 5, 2002	1,231	$0.62	6/16/2016

WC-152	Douglas J. Woods & Valerie C. Woods, Trustees of the Woods Living Trust dated August 23, 2010, and any amendments thereto	1,847	$0.62	6/16/2016

WC-153	Edward T. Robinson, III and Cheryl P. Robinson, JTWROS	1,231	$0.62	6/16/2016

WC-154	Eugene B. Harris and Ruth Ann Harris, Trustees of the Eugene B. Harris Trust dated November 5, 2008	1,847	$0.62	6/16/2016

WC-155	Faye Garnett Trustee for the Faye Garnett Revocable Trust dated May 10, 2001	2,462	$0.62	6/16/2016

WC-156	Francis B. Boesen and Gerilyn W. Boesen Trustees for the Francis & Gerilyn Boesen Revocable Trust UTA 10-4-06	1,847	$0.62	6/16/2016

WC-157	Francis C. Mobley and Linda K. Mobley Trustees for The Frank & Linda Mobley Revocable Trust	1,847	$0.62	6/16/2016

WC-158	Gary M. Wells Trustee for the Gary M. Wells Trust UTA 12/21/01	6,833	$0.62	6/16/2016

WC-159	Gene A. Johnson and Richard T. Johnson, Trustees of the Gene and Richard Johnson Trust dated April 28, 2010	1,231	$0.62	6/16/2016

WC-160	Gerald A. and Linda B. Bravard, JTWROS	1,847	$0.62	6/16/2016

WC-161	Gerald F. & Gladys F. Sawyer Trustees for the Gerald F. Sawyer & Gladys F. Sawyer Revocable Trust	923	$0.62	6/16/2016

15.

WC-162	Gregory H. & Barbara J. Dyer Trustees for the Gregory H. & Barbara J. Dyer Revocable Trust	1,847	$0.62	6/16/2016

WC-163	Gregory R. Tuominen and Tina M. Tuominen Trustees for the Gregory R. Tuominen and Tina M. Tuominen Revocable Trust	1,231	$0.62	6/16/2016

WC-164	Honor Gibson	616	$0.62	6/16/2016

WC-165	Howard Hill and Nancy Hill Trustees for the Howard Hill and Nancy Hill Revocable Trust dated June 2, 2008	3,694	$0.62	6/16/2016

WC-166	Howard Thielen and Robyn Thielen, JTWROS	1,847	$0.62	6/16/2016

WC-167	J. Stanley & Colleen Lemkuil Trustees for the J. Stanley & Colleen Lemkuil Revocable Trust	1,847	$0.62	6/16/2016

WC-168	James D. German Trustee for the James D. German Revocable Trust	1,847	$0.62	6/16/2016

WC-169	James Daubendiek	1,847	$0.62	6/16/2016

WC-170	James K. Hamm Trustee for the James K. Hamm Revocable Trust dated May 16, 2003	3,694	$0.62	6/16/2016

WC-171	James L. Blessman and Carole Beth Blessman Trustees for the Blessman Family Trust dated August 9, 1996	2,462	$0.62	6/16/2016

WC-172	James R. Shattuck Trustee for the James R. Shattuck Revocable Living Trust	3,694	$0.62	6/16/2016

WC-173	Janice M. Richards	985	$0.62	6/16/2016

WC-174	Jean E. Johnston Trustee for the Jean E. Johnston Revocable Trust	3,694	$0.62	6/16/2016

WC-175	Jeanne & Robert E. Faust Trustees for the Robert & Jeanne Faust Revocable Trust	3,694	$0.62	6/16/2016

WC-176	Jerilyn J. Kitzinger and David E. Kitzinger Trustees for the David and Jeri Kitzinger Revocable Trust dated December 2004	1,847	$0.62	6/16/2016

WC-177	Jerry D. and Karen L. Cahail Trustees for the Jerry D. Cahail Revocable Trust	1,847	$0.62	6/16/2016

WC-178	John W. Hilleman and Janet S Hilleman Trustees for the John W. & Janet S. Hilleman Revocable Trust	1,847	$0.62	6/16/2016

WC-179	Jon O. Nicholas and Marilyn N. Nicholas, Trustees of the Nicholas Living Trust dated November 12, 2010, and any amendments thereto	2,462	$0.62	6/16/2016

16.

WC-180	Judith A. Miller and Timothy C. Miller Trustees for the Miller Family Revocable Living Trust dated December 12, 1998	739	$0.62	6/16/2016

WC-181	Karlton Kleis	25,486	$0.62	6/16/2016

WC-182	Kenneth B. & Sharon A. Crouse Trustees for the Kenneth & Sharon Crouse Revocable Trust	3,694	$0.62	6/16/2016

WC-183	Kurt J. Klise and Julie A. Klise, JTWROS	1,231	$0.62	6/16/2016

WC-184	Larry E. Martin and Sophia B. Martin Trustees for the Larry E. & Sophia B. Martin Revocable Trust	3,694	$0.62	6/16/2016

WC-185	Leo E. Beebout and Gloria D. Beebout Trustees for the Leo E. & Gloria D. Beebout Revocable Trust	1,847	$0.62	6/16/2016

WC-186	Loring V. Miller and Phyllis A. Miller, JTWROS	3,694	$0.62	6/16/2016

WC-187	Louis P. Bredesky, Jr. and Elaine J. Bredesky Trustees for the Louis P. Bredesky, Jr. & Elaine J. Bredesky Revocable Trust	1,847	$0.62	6/16/2016

WC-188	Lyle A. Haugen	1,847	$0.62	6/16/2016

WC-189	Mark Leiss Trustee for the Mark Leiss Revocable Trust	1,847	$0.62	6/16/2016

WC-190	Mary Jeanette Parmerlee and Mallory M. Parmerlee Trustees for the Mary Jeannette Parmerlee Revocable Trust UTA 7-19-89	1,847	$0.62	6/16/2016

WC-191	Maude Limited Partnership	4,617	$0.62	6/16/2016

WC-192	Maurice R. Russell and Mardene R. Russell Trustees for the Maurice and Mardene Russell Revocable Trust	4,617	$0.62	6/16/2016

WC-193	Melvin J. McKie and Sharon K. McKie Trustees for the Melvin J. MeKie and Sharon K. McKie Revocable Trust	1,231	$0.62	6/16/2016

WC-194	Michael H. Leuck and Valerie P. Leuck, JTWROS	3,694	$0.62	6/16/2016

WC-195	Michael J. Lickteig & Shirley J. Lickteig, JTWROS	1,847	$0.62	6/16/2016

WC-196	Nichols Holding Company, LLC	1,847	$0.62	6/16/2016

WC-197	Philip L. Metcalf and Janet R. Metcalf Trustees for the Philip L. Metcalf & Janet R. Metcalf Revocable Trust	1,847	$0.62	6/16/2016

WC-198	Philip L. Myer & Janet L. Myer Trustees for the Philip & Janet Myer Revocable Trust	1,847	$0.62	6/16/2016

17.

WC-199	Preferred Holdings, LLC	1,231	$0.62	6/16/2016

WC-200	Randall D. Stoecker Trustee for the Randall D. Stoecker Revocable Trust UT/A dated May 28, 2008	3,694	$0.62	6/16/2016

WC-201	Randolph R. Rough Trustee for the Randolph R. Rough Trust	3,694	$0.62	6/16/2016

WC-202	Reba G. Barrett and Thomas A. Barrett, Trustees of the Reba G. Barrett Living Trust dated May 4, 2012, and any amendments	1,847	$0.62	6/16/2016

WC-203	Richard C. & Betty L. Lamb Trustees for the Richard & Betty Lamb Revocable Trust	1,293	$0.62	6/16/2016

WC-204	Richard C. Anderson and Margaret J. Anderson, Trustees of the Anderson Living Trust dated March 5, 2010	3,694	$0.62	6/16/2016

WC-205	Richard D. Goecke	923	$0.62	6/16/2016

WC-206	Richard J. Weiler	1,847	$0.62	6/16/2016

WC-207	Richard Mau and Donna Mau Trustees for the Richard Mau Living Trust	3,694	$0.62	6/16/2016

WC-208	Rita Berkemann Trustee for the Rita Berkemann Revocable Trust	1,847	$0.62	6/16/2016

WC-209	Robert B. Brummer and Lori A. Brummer, Joint Tenants	2,462	$0.62	6/16/2016

WC-210	Robert L. & Wilma J. Hall Trustees for the Robert & Wilma Hall Revocable Trust	1,847	$0.62	6/16/2016

WC-211	Robert L. German and Pamela S. German, Trustees of the Robert L. and Pamela S. German Revocable Trust dated 1/4/08	1,847	$0.62	6/16/2016

WC-212	Robin L. Epp	492	$0.62	6/16/2016

WC-213	ROCH Holdings, LLC	1,231	$0.62	6/16/2016

WC-214	Roger D. & Sharon M. Kunz Trustees for the Roger D. & Sharon M. Kunz Revocable Trust	1,847	$0.62	6/16/2016

WC-215	Roger E. Kentner & Sheila M. Kentner Trustees of the Roger E. Kentner & Sheila M. Kentner Revocable Trust	1,847	$0.62	6/16/2016

WC-216	Ronald and Judith Farrell, Tenants in Common	1,231	$0.62	6/16/2016

WC-217	Rosemarie Staebell Trustee of the John B. & Rosemarie Staebell Revocable Trust U/T/A dated May 19, 1997, and all amendments thereto	1,847	$0.62	6/16/2016

18.

WC-218	Roy A. Schultz and Kathryn Schultz Trustees for the Roy A. Schultz and Janice M. Schultz Revocable Trust dated March 30, 2009	3,694	$0.62	6/16/2016

WC-219	Russell G. Olson	1,847	$0.62	6/16/2016

WC-220	Scott Beckwith and Kathryn Beckwith, Tenants in Common	1,847	$0.62	6/16/2016

WC-221	Stanly V. Glawe	2,462	$0.62	6/16/2016

WC-222	Steven P. Koeppen and Kim E. Koeppen, JTWROS	1,847	$0.62	6/16/2016

WC-223	TD Ameritrade Clearing Custodian FBO: Stephen Richards IRA	862	$0.62	6/16/2016

WC-224	TD Ameritrade Clearing Inc. Custodian FBO Daniel J. Williams Roth IRA	1,847	$0.62	6/16/2016

WC-225	TD Ameritrade Clearing Inc. Custodian FBO: Barbara K. Thorsheim, ROTH IRA	1,847	$0.62	6/16/2016

WC-226	TD Ameritrade Clearing Inc. Custodian FBO: Nancy K. Newcomb IRA	1,847	$0.62	6/16/2016

WC-227	TD Ameritrade Clearing Inc. Custodian FBO: Patricia M. Wadle IRA	1,847	$0.62	6/16/2016

WC-228	TD Ameritrade Custodian FBO: Dean R. Kleckner IRA	1,847	$0.62	6/16/2016

WC-229	TD Ameritrade Custodian FBO: Guy Danielson IRA	1,847	$0.62	6/16/2016

WC-230	TD Ameritrade Custodian FBO: James R. Magnuson Roth IRA	923	$0.62	6/16/2016

WC-231	TD Ameritrade Custodian FBO: Jerald L. Fleagle IRA	1,847	$0.62	6/16/2016

WC-232	TD Ameritrade Custodian FBO: Katherine Rike IRA	923	$0.62	6/16/2016

WC-233	TD Ameritrade Custodian FBO: Michael L. Reams IRA	1,847	$0.62	6/16/2016

WC-234	TD Ameritrade Custodian FBO: Patrick W. Moran	1,847	$0.62	6/16/2016

WC-235	TD Ameritrade Custodian FBO: Richard W. Hook IRA	1,847	$0.62	6/16/2016

WC-236	TD Ameritrade Custodian FBO: The Robert J. & Marilyn A. Coghlan Family Trust	3,694	$0.62	6/16/2016

WC-237	TD Ameritrade Inc. Custodian FBO D. Steven Pollmann IRA	1,847	$0.62	6/16/2016

WC-238	Terrance G. Townsend and Charlotte M. Townsend Trustees for the Terrance G. Townsend & Charlotte M. Townsend Revocable Trust	1,847	$0.62	6/16/2016

19.

WC-239	Thomas A. Barrett and Reba G. Barrett, Trustees of the Thomas A. Barrett Living Trust dated May 4, 2012, and any amendments	1,847	$0.62	6/16/2016

WC-240	Thomas C. Lally and Nancy G. Lally Trustees for the Thomas C. Lally and Nancy G. Lally Revocable Trust	1,847	$0.62	6/16/2016

WC-241	Thomas L. Fifer and Martha A. Fifer Trustees for the Thomas L. Fifer Revocable Living Trust Dated December 16, 2003	1,847	$0.62	6/16/2016

WC-242	Thomas M. Crispin and Bonnie L. Crispin, JTWROS	1,847	$0.62	6/16/2016

WC-243	Todd Doorenbos	369	$0.62	6/16/2016

WC-244	Travis J. Petree, Trustee, or his successors in interest, of the Travis J. Petree Living Trust dated March 5, 2012, and any amendments thereto	2,462	$0.62	6/16/2016

WC-245	Will Hoekman and Dixie Hoekman, JTWROS	1,847	$0.62	6/16/2016

WC-246	William J. Wickemeyer and Susan J. Wickemeyer Trustees for the Wickemeyer Revocable Trust U/T/A dated June 5, 1998	3,078	$0.62	6/16/2016

WC-247	Allen H. Schaper Trustee for the Allen H. Schaper Revocable Trust	10,480	$0.78	11/30/2017

WC-248	Alleyn V. & Darlagene D. Luzum Trustees for the Alleyn V. Luzum & Darlagene D. Luzum Revocable Trust	5,240	$0.78	11/30/2017

WC-249	Anderson AA, LP	5,240	$0.78	11/30/2017

WC-250	Arlen Dykhuis	73,360	$0.78	11/30/2017

WC-251	Bill G. Wells Trustee for the Bill G. Wells Revocable Trust and Anita J. Wells Trustee for the Anita J. Wells Revocable Trust TIC	10,480	$0.78	11/30/2017

WC-252	Bonnie L. De Jong Trustee for the Bonnie L. De Jong Revocable Trust	17,467	$0.78	11/30/2017

WC-253	Bradley J. Van Weelden	5,240	$0.78	11/30/2017

WC-254	Brett Agnew	62,880	$0.78	11/30/2017

WC-255	Bruce A. Whipple and Patty B. Whipple, JTWROS	5,240	$0.78	11/30/2017

WC-256	Charles J. & Lue Ann D. Bruggemann Trustees for the Charles J. & Lue Ann D. Bruggemann Revocable Living Trust	5,240	$0.78	11/30/2017

20.

WC-257	Conrad L. & Rosemary Jungmann Trustees for the Conrad L. & Rosemary Jungmann Revocable Trust	5,240	$0.78	11/30/2017

WC-258	Craig I. Struve and Christine E. Struve Trustees (and their successors) of the C & C Struve Revocable Trust U/T/A dated October 13, 2006	5,240	$0.78	11/30/2017

WC-259	Daniel R. Thomas Trustee for the Daniel R. Thomas Revocable Trust	5,240	$0.78	11/30/2017

WC-260	Darrell D. & Marilyn J. Vore Trustees for the Darrell & Marilyn Vore Revocable Trust	5,240	$0.78	11/30/2017

WC-261	Darrell Spaulding Trustee for the Darrell Spaulding Revocable Trust	5,240	$0.78	11/30/2017

WC-262	David M. & Elizabeth Jane Fenton Trustees for the David M. & Elizabeth Jane Fenton Family Trust	5,240	$0.78	11/30/2017

WC-263	David P. Brown and Allison L. Brown, JTWROS	5,240	$0.78	11/30/2017

WC-264	Deborah E. Hansen Trustee for the Deborah E. Hansen Revocable Trust	5,240	$0.78	11/30/2017

WC-265	Don Jerry Cahail Trustee for the Don Jerry Cahail Revocable Trust	5,240	$0.78	11/30/2017

WC-266	Donald E. Carr and Mary C. Carr, JTWROS	5,240	$0.78	11/30/2017

WC-267	Donald G. DeWaay, Jr.	10,480	$0.78	11/30/2017

WC-268	Donald G. DeWaay, Jr.	146,357	$0.78	2/24/2018

WC-269	Donald G. DeWaay, Jr.	94,070	$0.78	9/15/2018

WC-270	Donald G. DeWaay, Jr.	84,714	$0.78	10/4/2018

WC-271	Donald G. DeWaay, Jr.	218,831	$0.78	10/26/2018

WC-272	Donald G. DeWaay, Jr.	66,180	$0.78	11/22/2018

WC-273	Donald G. DeWaay, Jr.	122,846	$0.78	12/7/2018

WC-274	Donald G. DeWaay, Jr.	65,802	$0.78	1/18/2019

WC-275	Donald G. DeWaay, Jr.	57,428	$0.78	3/4/2019

WC-276	Donna Morrison Trustee for the Donna Morrison Revocable Trust dated September 5, 2002	3,493	$0.78	11/30/2017

21.

WC-277	Douglas J. Woods & Valerie C. Woods, Trustees of the Woods Living Trust dated August 23, 2010, and any amendments thereto	5,240	$0.78	11/30/2017

WC-278	Edward T. Robinson, III and Cheryl P. Robinson, JTWROS	3,493	$0.78	11/30/2017

WC-279	Eugene B. Harris and Ruth Ann Harris, Trustees of the Eugene B. Harris Trust dated November 5, 2008	5,240	$0.78	11/30/2017

WC-280	Faye Garnett Trustee for the Faye Garnett Revocable Trust dated May 10, 2001	6,987	$0.78	11/30/2017

WC-281	Francis B. Boesen and Gerilyn W. Boesen Trustees for the Francis & Gerilyn Boesen Revocable Trust UTA 10-4-06	5,240	$0.78	11/30/2017

WC-282	Francis C. Mobley and Linda K. Mobley Trustees for The Frank & Linda Mobley Revocable Trust	5,240	$0.78	11/30/2017

WC-283	Gary M. Wells Trustee for the Gary M. Wells Trust UTA 12/21/01	19,388	$0.78	11/30/2017

WC-284	Gene A. Johnson and Richard T. Johnson, Trustees of the Gene and Richard Johnson Trust dated April 28, 2010	3,493	$0.78	11/30/2017

WC-285	Gerald A. and Linda B. Bravard, JTWROS	5,240	$0.78	11/30/2017

WC-286	Gerald F. & Gladys F. Sawyer Trustees for the Gerald F. Sawyer & Gladys F. Sawyer Revocable Trust	2,620	$0.78	11/30/2017

WC-287	Gregory H. & Barbara J. Dyer Trustees for the Gregory H. & Barbara J. Dyer Revocable Trust	5,240	$0.78	11/30/2017

WC-288	Gregory R. Tuominen and Tina M. Tuominen Trustees for the Gregory R. Tuominen and Tina M. Tuominen Revocable Trust	3,493	$0.78	11/30/2017

WC-289	Honor Gibson	1,747	$0.78	11/30/2017

WC-290	Howard Hill and Nancy Hill Trustees for the Howard Hill and Nancy Hill Revocable Trust dated June 2, 2008	10,480	$0.78	11/30/2017

WC-291	Howard Thielen and Robyn Thielen, JTWROS	5,240	$0.78	11/30/2017

WC-292	J. Stanley & Colleen Lemkuil Trustees for the J. Stanley & Colleen Lemkuil Revocable Trust	5,240	$0.78	11/30/2017

WC-293	James D. German Trustee for the James D. German Revocable Trust	5,240	$0.78	11/30/2017

WC-294	James Daubendiek	5,240	$0.78	11/30/2017

WC-295	James K. Hamm Trustee for the James K. Hamm Revocable Trust dated May 16, 2003	10,480	$0.78	11/30/2017

22.

WC-296	James L. Blessman and Carole Beth Blessman Trustees for the Blessman Family Trust dated August 9, 1996	6,987	$0.78	11/30/2017

WC-297	James R. Shattuck Trustee for the James R. Shattuck Revocable Living Trust	10,480	$0.78	11/30/2017

WC-298	Janice M. Richards	2,795	$0.78	11/30/2017

WC-299	Jean E. Johnston Trustee for the Jean E. Johnston Revocable Trust	10,480	$0.78	11/30/2017

WC-300	Jeanne & Robert E. Faust Trustees for the Robert & Jeanne Faust Revocable Trust	10,480	$0.78	11/30/2017

WC-301	Jerilyn J. Kitzinger and David E. Kitzinger Trustees for the David and Jeri Kitzinger Revocable Trust dated December 2004	5,240	$0.78	11/30/2017

WC-302	Jerry D. and Karen L. Cahail Trustees for the Jerry D. Cahail Revocable Trust	5,240	$0.78	11/30/2017

WC-303	John W. Hilleman and Janet S Hilleman Trustees for the John W. & Janet S. Hilleman Revocable Trust	5,240	$0.78	11/30/2017

WC-304	Jon O. Nicholas and Marilyn N. Nicholas, Trustees of the Nicholas Living Trust dated November 12, 2010, and any amendments thereto	6,987	$0.78	11/30/2017

WC-305	Judith A. Miller and Timothy C. Miller Trustees for the Miller Family Revocable Living Trust dated December 12, 1998	2,096	$0.78	11/30/2017

WC-306	Karlton Kleis	65,940	$0.78	2/24/2018

WC-307	Karlton Kleis	6,372	$0.78	11/30/2017

WC-308	Kenneth B. & Sharon A. Crouse Trustees for the Kenneth & Sharon Crouse Revocable Trust	10,480	$0.78	11/30/2017

WC-309	Kurt J. Klise and Julie A. Klise, JTWROS	3,493	$0.78	11/30/2017

WC-310	Larry E. Martin and Sophia B. Martin Trustees for the Larry E. & Sophia B. Martin Revocable Trust	10,480	$0.78	11/30/2017

WC-311	Leo E. Beebout and Gloria D. Beebout Trustees for the Leo E. & Gloria D. Beebout Revocable Trust	5,240	$0.78	11/30/2017

WC-312	Loring V. Miller and Phyllis A. Miller, JTWROS	10,480	$0.78	11/30/2017

WC-313	Louis P. Bredesky, Jr. and Elaine J. Bredesky Trustees for the Louis P. Bredesky, Jr. & Elaine J. Bredesky Revocable Trust	5,240	$0.78	11/30/2017

23.

WC-314	Lyle A. Haugen	5,240	$0.78	11/30/2017

WC-315	Mark Leiss Trustee for the Mark Leiss Revocable Trust	5,240	$0.78	11/30/2017

WC-316	Mary Jeanette Parmerlee and Mallory M. Parmerlee Trustees for the Mary Jeannette Parmerlee Revocable Trust UTA 7-19-89	5,240	$0.78	11/30/2017

WC-317	Maude Limited Partnership	13,100	$0.78	11/30/2017

WC-318	Maurice R. Russell and Mardene R. Russell Trustees for the Maurice and Mardene Russell Revocable Trust	13,100	$0.78	11/30/2017

WC-319	Melvin J. McKie and Sharon K. McKie Trustees for the Melvin J. MeKie and Sharon K. McKie Revocable Trust	3,493	$0.78	11/30/2017

WC-320	Michael H. Leuck and Valerie P. Leuck, JTWROS	10,480	$0.78	11/30/2017

WC-321	Michael J. Lickteig & Shirley J. Lickteig, JTWROS	5,240	$0.78	11/30/2017

WC-322	Nichols Holding Company, LLC	5,240	$0.78	11/30/2017

WC-323	Philip L. Metcalf and Janet R. Metcalf Trustees for the Philip L. Metcalf & Janet R. Metcalf Revocable Trust	5,240	$0.78	11/30/2017

WC-324	Philip L. Myer & Janet L. Myer Trustees for the Philip & Janet Myer Revocable Trust	5,240	$0.78	11/30/2017

WC-325	Preferred Holdings, LLC	3,493	$0.78	11/30/2017

WC-326	Randall D. Stoecker Trustee for the Randall D. Stoecker Revocable Trust UT/A dated May 28, 2008	10,480	$0.78	11/30/2017

WC-327	Randolph R. Rough Trustee for the Randolph R. Rough Trust	10,480	$0.78	11/30/2017

WC-328	Reba G. Barrett and Thomas A. Barrett, Trustees of the Reba G. Barrett Living Trust dated May 4, 2012, and any amendments	5,240	$0.78	11/30/2017

WC-329	Richard C. & Betty L. Lamb Trustees for the Richard & Betty Lamb Revocable Trust	3,668	$0.78	11/30/2017

WC-330	Richard C. Anderson and Margaret J. Anderson, Trustees of the Anderson Living Trust dated March 5, 2010	10,480	$0.78	11/30/2017

WC-331	Richard D. Goecke	2,620	$0.78	11/30/2017

WC-332	Richard J. Weiler	5,240	$0.78	11/30/2017

24.

WC-333	Richard Mau and Donna Mau Trustees for the Richard Mau Living Trust	10,480	$0.78	11/30/2017

WC-334	Rita Berkemann Trustee for the Rita Berkemann Revocable Trust	5,240	$0.78	11/30/2017

WC-335	Robert B. Brummer and Lori A. Brummer, Joint Tenants	6,987	$0.78	11/30/2017

WC-336	Robert L. & Wilma J. Hall Trustees for the Robert & Wilma Hall Revocable Trust	5,240	$0.78	11/30/2017

WC-337	Robert L. German and Pamela S. German, Trustees of the Robert L. and Pamela S. German Revocable Trust dated 1/4/08	5,240	$0.78	11/30/2017

WC-338	Robin L. Epp	1,397	$0.78	11/30/2017

WC-339	ROCH Holdings, LLC	3,493	$0.78	11/30/2017

WC-340	Roger D. & Sharon M. Kunz Trustees for the Roger D. & Sharon M. Kunz Revocable Trust	5,240	$0.78	11/30/2017

WC-341	Roger E. Kentner & Sheila M. Kentner Trustees of the Roger E. Kentner & Sheila M. Kentner Revocable Trust	5,240	$0.78	11/30/2017

WC-342	Ronald and Judith Farrell, Tenants in Common	3,493	$0.78	11/30/2017

WC-343	Rosemarie Staebell Trustee (and successors) of the John B. & Rosemarie Staebell Revocable Trust U/T/A dated May 19, 1997, and all amendments thereto	5,240	$0.78	11/30/2017

WC-344	Roy A. Schultz and Kathryn Schultz Trustees for the Roy A. Schultz and Janice M. Schultz Revocable Trust dated March 30, 2009	10,480	$0.78	11/30/2017

WC-345	Russell G. Olson	5,240	$0.78	11/30/2017

WC-346	Scott Beckwith and Kathryn Beckwith, Tenants in Common	5,240	$0.78	11/30/2017

WC-347	Stanly V. Glawe	6,987	$0.78	11/30/2017

WC-348	Steven P. Koeppen and Kim E. Koeppen, JTWROS	5,240	$0.78	11/30/2017

WC-349	TD Ameritrade Clearing Custodian FBO: Stephen Richards IRA	2,445	$0.78	11/30/2017

WC-350	TD Ameritrade Clearing Inc. Custodian FBO Daniel J. Williams Roth IRA	5,240	$0.78	11/30/2017

WC-351	TD Ameritrade Clearing Inc. Custodian FBO: Barbara K. Thorsheim, ROTH IRA	5,240	$0.78	11/30/2017

WC-352	TD Ameritrade Clearing Inc. Custodian FBO: Nancy K. Newcomb IRA	5,240	$0.78	11/30/2017

25.

WC-353	TD Ameritrade Clearing Inc. Custodian FBO: Patricia M. Wadle IRA	5,240	$0.78	11/30/2017

WC-354	TD Ameritrade Custodian FBO: Dean R. Kleckner IRA	5,240	$0.78	11/30/2017

WC-355	TD Ameritrade Custodian FBO: Guy Danielson IRA	5,240	$0.78	11/30/2017

WC-356	TD Ameritrade Custodian FBO: James R. Magnuson Roth IRA	2,620	$0.78	11/30/2017

WC-357	TD Ameritrade Custodian FBO: Jerald L. Fleagle IRA	5,240	$0.78	11/30/2017

WC-358	TD Ameritrade Custodian FBO: Katherine Rike IRA	2,620	$0.78	11/30/2017

WC-359	TD Ameritrade Custodian FBO: Michael L. Reams IRA	5,240	$0.78	11/30/2017

WC-360	TD Ameritrade Custodian FBO: Patrick W. Moran	5,240	$0.78	11/30/2017

WC-361	TD Ameritrade Custodian FBO: Richard W. Hook IRA	5,240	$0.78	11/30/2017

WC-362	TD Ameritrade Custodian FBO: The Robert J. & Marilyn A. Coghlan Family Trust	10,480	$0.78	11/30/2017

WC-363	TD Ameritrade Inc. Custodian FBO D. Steven Pollmann IRA	5,240	$0.78	11/30/2017

WC-364	Terrance G. Townsend and Charlotte M. Townsend Trustees for the Terrance G. Townsend & Charlotte M. Townsend Revocable Trust	5,240	$0.78	11/30/2017

WC-365	Thomas A. Barrett and Reba G. Barrett, Trustees of the Thomas A. Barrett Living Trust dated May 4, 2012, and any amendments	5,240	$0.78	11/30/2017

WC-366	Thomas C. Lally and Nancy G. Lally Trustees for the Thomas C. Lally and Nancy G. Lally Revocable Trust	5,240	$0.78	11/30/2017

WC-367	Thomas L. Fifer and Martha A. Fifer Trustees for the Thomas L. Fifer Revocable Living Trust Dated December 16, 2003	5,240	$0.78	11/30/2017

WC-368	Thomas M. Crispin and Bonnie L. Crispin, JTWROS	5,240	$0.78	11/30/2017

WC-369	Todd Doorenbos	1,048	$0.78	11/30/2017

WC-370	Travis J. Petree, Trustee, or his successors in interest, of the Travis J. Petree Living Trust dated March 5, 2012, and any amendments thereto	6,987	$0.78	11/30/2017

WC-371	Will Hoekman and Dixie Hoekman, JTWROS	5,240	$0.78	11/30/2017

26.

WC-372	William J. Wickemeyer and Susan J. Wickemeyer Trustees for the Wickemeyer Revocable Trust U/T/A dated June 5, 1998	8,733	$0.78	11/30/2017

27.